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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A
            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                      MARCH 27, 1997 (NOVEMBER 10, 1996)
              (Date of Report (date of earliest event reported))

                               HFS INCORPORATED
            (Exact name of Registrant as specified in its charter)

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
                  DELAWARE                                                     22-3059335
         (State or other jurisdiction                  1-11402              (I.R.S. Employer
      of incorporation or organization)         (Commission File No.)      Identification No.)
                6 SYLVAN WAY
            PARSIPPANY, NEW JERSEY                                                07054
   (Address of principal executive office)                                     (Zip Code)
                                                   (201) 428-9700
                         (Registrant's telephone number, including area code)

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   This Current Report on Form 8-K/A amends the Current Report on Form 8-K/A of HFS Incorporated (the "Company" or "Registrant") dated November 15, 1996, as amended December 4, 1996.

ITEM 7. EXHIBITS

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
  EXHIBIT NO.                                         DESCRIPTION
---------------  -----------------------------------------------------------------------------------
      99.3       Pro forma financial information of the Company

                 Section A: Pro forma combining consolidated financial statements of HFS for the
                 Merger as of September 30, 1996 and for the year ended December 31, 1995 and each of the nine months ended September 30, 1995 and 1996

                 Section B: Pro Forma consolidated financial information of HFS for the Acquisition of RCI and excluding the Merger as of September 30, 1996 and for the year ended
                 December 31, 1995 and for each of the nine month periods ended September 30, 1995 and 1996

                 Section C: Pro Forma consolidated financial information of HFS excluding the Merger and the Acquisition of RCI as of September 30, 1996 and for the year ended December
                 31, 1995 and for each of the nine month periods ended September 30, 1995 and 1996

                 Section D: Combining historical consolidated financial statements of HFS for the
                 Merger as of September 30, 1996 and for each of the years ended December 31, 1993,
                 1994 and 1995 and each of the nine month periods ended September 30, 1995 and 1996
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                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HFS INCORPORATED
                                          By: /s/ Michael P. Monaco
                                              -------------------------------
                                              Michael P. Monaco
                                              Vice Chairman
                                              and Chief Financial Officer

Date: March 26, 1997

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                               HFS INCORPORATED
                          CURRENT REPORT ON FORM 8-K
                REPORT DATED MARCH  27, 1997 (NOVEMBER 10, 1996)

                                EXHIBIT INDEX

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
  EXHIBIT NO.                                         DESCRIPTION
---------------  ------------------------------------------------------------------------------------
      99.3       Pro forma financial information of the Company ......................................

                 Section A: Pro forma combining consolidated financial statements of HFS for the Merger as of September 30, 1996 and for the year ended December 31, 1995 and each of the nine months ended September 30, 1995 and 1996 ............................................

                 Section B: Pro Forma consolidated financial information of HFS for the Acquisition of RCI and excluding the Merger as of September 30, 1996 and for the year ended
                 December 31, 1995 and for each of the nine month periods ended September 30, 1995 and 1996 ............................................................................

                 Section C: Pro Forma consolidated financial information of HFS excluding the Merger and the Acquisition of RCI as of September 30, 1996 and for the year ended December
                 31, 1995 and for each of the nine month periods ended September 30, 1995 and 1996  ..

                 Section D: Combining historical consolidated financial statements of HFS for the
                 Merger as of September 30, 1996 and for each of the years ended December 31, 1993,
                 1994 and 1995 and each of the nine month periods ended September 30, 1995 and 1996 ..
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